Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

MONEY MARKET PROFUND

Supplement dated July 2, 2010 to the Statement of Additional Information of

Money Market ProFund (the “Fund”) dated May 1, 2010 (the “SAI”)

The following sentence replaces the first sentence under the heading “INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS – Portfolio Quality and Maturity” in the SAI:

“The Portfolio maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.”